Commitments, Guarantees, Indemnifications, and Legal Proceedings Schedule of Minimum Lease Payments Under Non-Cancelable Operating Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Leases Future Minimum Payments [Line Items]
2014	$ 56,492
2015	45,818
2016	34,392
2017	23,872
2018	17,034
Thereafter	73,647
Total	$ 251,255